Exhibit 99.1
e.l.f. Beauty Reconfirms Fiscal 2017 Outlook
OAKLAND, California; January 8, 2018 — e.l.f. Beauty (NYSE: ELF) today reconfirmed its fiscal year 2017 outlook and adjusted its fiscal 2016 - 2019 growth algorithm ahead of its presentation at the 20th Annual ICR Conference.
Fiscal 2017 Outlook
For the fiscal year 2017, the Company reconfirmed the following outlook:

	Fiscal	Fiscal
	2017 Outlook (Approx.)	2016 Actual	% Change
Net Sales	$270 million	$230 million	17
Adjusted EBITDA	$62 million	$54 million	15
Adjusted Net Income	$28 million	$18 million	56
Adjusted Pro Forma Diluted EPS	$0.55	$0.36	53
Fully Diluted Shares Outstanding	50.0 million	50.2 million	N/A
The Company noted that it has not completed its year-end close or the annual independent audit and as such, the outlook presented in this press release may change. In addition, while the Company is reconfirming its fiscal year 2017 outlook and may choose to provide interim updates in the future, investors should not expect the Company to provide interim quarterly updates of outlook information in advance of scheduled quarterly earnings announcement dates.
2016-2019 Growth Algorithm
Reflecting current category trends, the Company noted that it is updating the compound annual growth rates included in its growth algorithm. The Company now expects a compound annual net sales and Adjusted EBITDA growth rate of 10-15% from fiscal 2016 to 2019.
ICR Conference
As previously announced, the Company will present at the 20th Annual ICR Conference in Orlando, Florida. The Company’s presentation will be held, tomorrow, Tuesday, January 9, 2018 at 10:30 a.m. Eastern Time. A live audio webcast of the presentation can be accessed at: http://investor.elfcosmetics.com/ and a replay will remain available for 90 days.

About e.l.f. Beauty
e.l.f. makes luxurious beauty accessible for all. Established in 2004 as an e-commerce business (www.elfcosmetics.com), e.l.f. has become a true multi-channel brand through its e.l.f. stores and national distribution at Target, Walmart, CVS and other leading retailers. By engaging young, diverse makeup enthusiasts with innovative, high-quality cosmetics at an extraordinary value, e.l.f. has become one of the fastest growing cosmetics companies in the United States.
For more information about e.l.f. Beauty, visit the Company’s website at http://www.elfcosmetics.com.
Note Regarding Non-GAAP Financial Measures
This press release includes references to Adjusted EBITDA, Adjusted Net Income and Adjusted Pro Forma Diluted EPS. The Company presents these measures because its management uses these as supplemental measures in assessing its operating performance, and believes they are helpful to investors, securities analysts and other interested parties in evaluating the Company’s performance. The measures referenced above are not measurements of financial performance under GAAP and they should not be considered as alternatives to measures of performance derived in accordance with GAAP. In addition, these alternative measures should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items. These alternative measures have limitations as analytical tools, and you should not consider such measures either in isolation or as substitutes for analyzing the Company’s results as reported under GAAP. The Company’s definitions and calculations of these alternative measures are not necessarily comparable to other similarly titled measures used by other companies due to different methods of calculation. Adjusted EBITDA (earnings before interest expense, income tax, depreciation and amortization) excludes costs related to “restructuring” of operations, initial public offering costs, stock-based compensation, management fees paid to our sponsor, retail store pre-opening costs, customer expansion costs, other non-cash and non-recurring costs and (gains)/losses on foreign currency contracts. Adjusted Net Income excludes costs related to “restructuring” of operations, initial public offering costs, stock-based compensation, management fees paid to our sponsor, retail store pre-opening costs, customer expansion costs, other non-cash and non-recurring costs, (gains)/losses on foreign currency contracts, interest expense and the tax impact of the foregoing adjustments. Adjusted Pro Forma Diluted EPS equals Adjusted Net Income divided by fully-diluted pro forma share count, which reflects the number of shares issued with the initial public offering in September 2016 as if they had been outstanding as of January 1, 2016. With respect to the Company’s expectations under “Fiscal 2017 Outlook” above, the Company is not able to provide a quantitative reconciliation of the Adjusted EBITDA, Adjusted Net Income and Adjusted Pro Forma Diluted EPS guidance non-GAAP measures to the corresponding Net Income and Diluted EPS GAAP measures without unreasonable efforts. The Company cannot provide meaningful estimates of the non-recurring charges and credits excluded from these non-GAAP measures at this time because it has not yet completed its year-end close. For the same reasons, the Company is unable to address the probable significance of the unavailable information.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements discuss the Company’s current expectations, estimates and projections relating to its financial condition and results of operations. These statements, including those under the headings “Fiscal 2017 Outlook,” and “2016-2019 Growth Algorithm,” are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to: the completion of the Company’s year-end closing procedures and independent audit; the Company’s ability to grow net sales and Adjusted EBITDA as anticipated; the Company’s ability to effectively compete with other cosmetics companies; the Company’s ability to successfully introduce new products; the loss of one or more of the Company’s key retail customers or if the general business performance of its key retail customers declines; the consequences if the Company fails to maintain the quality, performance and safety of its products; the Company’s ability to successfully implement its growth strategy; the Company’s ability to grow its business at historic rates, or at all, and to manage growth effectively; any damage to the Company’s reputation or brand; the loss of, or damage to, the Company’s warehouse and distribution center and/or the manufacturing facilities or distribution centers of its third-party manufacturers and suppliers; the loss of the third-party suppliers, manufacturers, distributors and other vendors that the Company relies on to produce products or provide services that are consistent with its standards or applicable regulatory requirements; the Company’s ability to effectively manage its inventory; the Company’s ability to manage its debt obligations; the Company’s ability to maintain sufficient liquidity to sustain its business and meet seasonal working capital requirements; the Company’s ability to protect against service interruptions, data corruption, cyber-based attacks or network security breaches, and to effectively resolve issues in a timely manner if they occur; the Company’s ability to protect sensitive information of its consumers and information technology systems against security breaches; the Company’s ability to manage the political, legal and economic risks associated with its operations in China; and other risks and uncertainties that may be described from time to time in the Company’s reports and filings with the Securities and Exchange Commission, including the risks and uncertainties set forth in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2017. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, as amended, and speak only as of the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaims any obligation to do so other than as may be required by law.

Investor and Media Contacts:
ICR, Inc.
Investors:
Allison Malkin
(203) 682-8200
or
Media:
Brittany Rae Fraser
(646) 277-1231